TAX-FREE TRUST OF OREGON
Supplement to the Prospectus
Dated February 1, 2010
as Previously Supplemented March 11, 2010,
August 6, 2010, November 8, 2010, December 30, 2010
and January 3, 2011

As reported in previous supplements to the Prospectus, the Trust now has a different Sub-Adviser. Accordingly, the following supplements the material under the caption “ Trust Management” beginning on page 11 of the Prospectus and, together with the supplement dated December 30, 2010, supersedes and replaces the supplement dated August 6, 2010:

1. The first paragraph under the Caption “How is the Trust Managed?” on page 11, is replaced by the following:

Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Trust’s investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated effective December 31, 2010 to the Sub-Adviser, Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust and providing other administrative services. Prior to December 31, 2010, sub-advisory services were provided by FAF Advisors, Inc., a subsidiary of U.S. Bank National Association. The Trust had been informed that a portion of the former sub-adviser’s asset management business, including that part of its asset management business that sub-advised the Trust, was expected to be sold on or about the close of business on December 31, 2010.

2. The second and third paragraphs under the caption, ”Information about the Manager and the Sub-Adviser,” on pages 11 and 12 of the Prospectus, are replaced by the following:

The Sub-Adviser is an independent registered investment adviser that does business in Oregon and Colorado as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Tax-Free Fund of Colorado since 1992. The Sub-Adviser has approximately $5.0 billion in assets under management. It has a local office at 2 Centerpointe Drive, Lake Oswego, OR 97035 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Mr. Christopher Johns is the Trust’s portfolio manager. Mr. Johns has been the portfolio manager of Tax-Free Fund of Colorado (“TFFC”), which has investment objectives similar to those of the Trust, since that fund’s inception in 1987. Mr. Johns is a Senior Vice President of the  Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at United Bank of Denver (now Wells Fargo, Denver), which acted as investment adviser to TFFC from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

______________

In connection with the change of sub-advisers, the new Sub-Adviser has agreed to scheduled reductions in its fee. The Manager, in turn, has contractually agreed to waive its fee in parallel with the reductions of the sub-advisory fee through January 31, 2012 so that the following schedule of annual fee rates payable by the Trust shall be in effect during the period: 0.40 of 1% of net assets of the Trust up to $400,000,000; 0.38 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.36 of 1% of net assets above $1,000,000,000. Pursuant to a rule adopted under the Investment Company Act of 1940, as amended, the new sub-advisory agreement between the Sub-Adviser and the Manager provides for its automatic termination at the end of 150 days unless the shareholders of the Trust approve the agreement within that period.

The date of this supplement is January 7, 2011

TAX-FREE TRUST OF OREGON
Supplement to the Statement of Additional Information
Dated February 1, 2010
as Previously Supplemented December 21, 2010

As reported in previous supplements to the Prospectus, the Trust now has a different Sub-Adviser, Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management. Accordingly, the material under the caption, “Additional Information about the Portfolio Manager,” beginning on page 25 of the Statement of Additional Information, is replaced with the following:

The Trust’s portfolio manager is Mr. Christopher B. Johns. He manages the Trust and Tax-Free Fund of Colorado.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages two other accounts with assets totaling $230 million, neither of which pays him performance-based compensation and neither of which invests in municipal securities. There are accordingly no conflicts of interest between the Trust and other accounts. His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Trust or the Trust’s investment adviser.  Mr. Johns does not own any securities of the Trust.

In addition, Mr. John W. Mitchell, currently identified on pages 13 and 19 of the Statement of Additional Information as an interested person of the Trust due to his status as a security holder of the Trust’s sub-adviser, ceased to be an interested person upon the change of sub-advisers after the close of business on December 31, 2010.

The date of this supplement is January 7, 2011